Prospectus
March 1, 2021
www.manning-napier.com
Manning & Napier Fund, Inc.	Class S	Class W
Equity Series	EXEYX	MEYWX
Paper copies of the Series’ shareholder reports are no longer sent by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online. Each time a report is posted on the Series’ website you will be provided with a link to access the report online, either by mail (hard copy notice) or by email, if you have already signed up for electronic delivery of shareholder reports.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.
Additionally, if you have not yet signed up for electronic delivery of shareholder reports and other Fund communications, you may do so by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Manning & Napier Fund, Inc.

Equity Series
Summary Section
Investment Goal
The Series’ investment objective is to provide long-term growth of capital.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
EQUITY SERIES	CLASS S	CLASS W
Shareholder Fees (fees paid directly from your investment)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.56%	0.31%
Shareholder Services Fee	0.25%	None
Remainder of Other Expenses	0.31%	0.31%
Total Annual Fund Operating Expenses	1.31%	1.06%
Less Fee Waiver and/or Expense Reimbursement 1	(0.26)%	(1.01)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.05%	0.05%
1	Manning & Napier Advisors, LLC (the Advisor) has contractually agreed to waive the management fee for the Class W shares. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of each Class, exclusive of the Shareholder Services Fee and waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.80% of the average daily net assets of the Class S shares, and 0.05% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by the Series through its investments in other investment companies. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.
Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor's contractual waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	AFTER 1 YEAR	AFTER 3 YEARS	AFTER 5 YEARS	AFTER 10 YEARS
Class S	$107	$334	$579	$1,283
Class W	$5	$16	$28	$64
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 49% of the average value of its portfolio.
Principal Investment Strategies
The Series will, under normal circumstances, invest at least 80% of its assets in equity securities. The Series principally invests in common stocks of U.S. issuers. The Advisor uses a “bottom-up” strategy, focusing on individual security selection to identify companies that it believes will make attractive long-term investments. The Series may invest in stocks of small-, large-, or mid-size companies.
The Series may purchase shares of exchange-traded funds (ETFs), including to establish a diversified position in a particular sector of the market or to manage cash flows. The Advisor believes that purchasing ETFs may allow it to manage the Series’ portfolio more efficiently than would otherwise be possible.
In selecting individual securities, the Advisor uses fundamental analysis and looks for one or more of the following characteristics:
•	Strong strategic profiles (e.g., strong market position, benefits from technology, capital appreciation in a mature market and high barriers to entry).

•	Improving market share in consolidating industries.
•	Low price relative to fundamental or breakup value.
The Advisor will consider selling a security if:
•	it no longer fits the Series’ investment strategies or valuation discipline;
•	it has reached the Advisor’s target sell price; or
•	a more attractive investment opportunity is identified.
There are no prescribed limits on the sector allocation of the Series’ investments and, from time to time, the Series may focus its investments in one or more sectors.
Principal Risks of Investing in the Series
As with all mutual funds, there is no guarantee that the Series will achieve its investment objective. You could lose money by investing in the Series.
Management risk — The value of your investment may decline if the Advisor’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.
Market risk — Because the Series invests in stocks, the value of your investment will fluctuate in response to stock market movements. This means that you could lose money on your investment in the Series or the Series could underperform if any of the following occurs:
•	U.S. stock markets decline.
•	An adverse event, such as an unfavorable earnings report, depresses the value of one or more of the Series’ portfolio holdings.
•	An epidemic, pandemic or natural disaster, or widespread fear that such events may occur, negatively affects the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Series invests.
Large-cap risk — Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Series' performance could be reduced to the extent its portfolio is holding large-cap stocks.
Small- and mid-cap risk — The Series may also have special risks due to its investments in stocks of small- and mid-size companies. These risks include the following:
•	The stocks of small- and mid-size companies may be subject to more abrupt or erratic market movements than the stocks of larger companies.
•	The stocks of small- and mid-size companies may be subject to liquidity risk because such stocks may have lower trading volume and be less marketable than the stocks of larger companies. Liquidity risk is further described below.
•	Small- and mid-size companies may have limited product lines, markets, or financial resources, and they may depend on a small management group. As a result, they fail more often than larger companies.
Risks related to ETFs — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. The Series will also bear its proportionate share of the expenses of the purchased ETF in addition to its own expenses.
Sector focus risk — Because the Series' investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Series' share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Liquidity risk — The Series is subject to the risk that, at certain times, its securities may be difficult or impossible to sell at the time and the price that the Series would like. The Series may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Series’ management or performance.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in the Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.
Summary of Past Performance
The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Class S shares of the Series by showing changes in the performance of the Series for each of the last ten calendar years. The total return table shows how the average annual total returns for the Series for different periods compare to those of a broad-based securities index. The Series’ Class W Shares commenced operations on March 1, 2019 and all returns shown for Class W Shares include the returns of the Series’ Class S Shares for periods prior to its inception date. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly updated performance information of the Series is available at www.manning-napier.com.
Calendar Years Ended December 31
Quarterly Returns
Highest (quarter ended 06/30/2020): 22.84%
Lowest (quarter ended 03/31/2020): (16.89)%
Average Annual Total Returns For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Class S Shares
Return Before Taxes	23.62%	17.17%	12.45%
Return After Taxes on Distributions	21.32%	14.33%	8.89%
Return After Taxes on Distributions and Sale of Series Shares	15.57%	13.03%	8.93%
Class W Shares – Return Before Taxes	24.89%	17.60%	12.66%
Average Annual Total Returns For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Russell 3000 ® Index (reflects no deduction for fees, expenses or taxes)	20.89%	15.43%	13.79%
The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for the other share class. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
Portfolio Managers
A portfolio management team made up of investment professionals employed by the Advisor is jointly and primarily responsible for making all of the Series’ investment decisions. The following investment professionals serve on the Series’ Portfolio Management Team:
Christian A. Andreach, CFA
®
Co-Head of Global Equities, Senior Analyst/Managing Director of Consumer Group, Head of U.S. Equity Core Team, has managed the Series since 2002.
Ebrahim Busheri, CFA
®
Director of Investments, has managed the Series since 2012.
Marc Tommasi
Co-Head of Global Equities, Senior Analyst/Chief Investment Strategist, Head of Non-U.S. Equity Core Team, Managing Director of Global Strategies Group, has managed the Series since 2019.
Jay M. Welles, CFA
®
Senior Analyst/Managing Director of Technology Group, has managed the Series since 2015.
Purchase and Sale of Series Shares
You may purchase or redeem shares of the Series on any day the New York Stock Exchange (NYSE) is open. The minimum initial investment for the Class S shares of the Series is $2,000. This minimum is waived for certain qualified retirement plans, discretionary investment accounts of the Advisor, and participants in an automatic investment program who invest at least $1,000 in a 12-month period. There is no minimum initial investment for the Class W shares. There is no minimum for subsequent investments. You may purchase or redeem shares of the Series held directly with the Fund by mail (Manning & Napier Fund, Inc., P.O. Box 9845, Providence, RI 02940-8045), by Internet (www.manning-napier.com), by telephone
(1-800-466-3863) or by wire. Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place purchase or redemption orders.
Tax Information
The distributions made by the Series generally are taxable, and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Series distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Series’ shares through a broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More Information About the Series’
Principal Investment Strategies and Principal Risks
More Information About the Series’ Principal Investments
Equity securities
— Equity securities are primarily common stocks of U.S. companies traded on U.S. exchanges.
ETFs
— ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index.
More Information About the Series’ Principal Risks
Management risk
— The investment performance of a Series depends largely on the skill of key personnel and investment professionals of the Advisor. The Advisor will apply investment techniques and risk analyses in making investment decisions for a Series and there can be no guarantee that these will produce the desired results. The Series’ investment strategies permit investments to be made in a broad range of issuers, securities and transactions. Within these parameters, the Advisor will make investment decisions for a Series as it deems appropriate. No assurance can be given that a Series will be successful in obtaining suitable investments, or that if such investments are made, the objectives of the Series will be achieved.
Market risk
— The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. The Series’ net asset value (NAV) per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Markets for securities in which the Series invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Series invests, which in turn could negatively impact the Series’ performance and cause losses on your investment in the Series. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The impact of the
COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.
Equity risk
— The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.
Large-cap risk
— Large-cap stocks tend to go in and out of favor based on market and economic conditions. The returns on large-cap stocks may underperform other types of investments, such as small- or mid-cap stocks.
Small- and mid-cap risk
— Small- and mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small- and mid-cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. The securities of smaller companies are often traded in the over-the-counter market and, even if listed on a national securities exchange, the trading market (i.e., the volume of trades on any given day) for such securities may be less active than larger companies listed on that exchange. Consequently, the securities of these companies may be less liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than the securities of larger, more established companies. As a result, the prices of smaller companies owned by a Series may be volatile.
Risks related to ETFs
— ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a Series invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.
Sector focus risk
— To the extent a Series focuses or concentrates its investments in a particular sector or sectors, the Series will be more susceptible to events or factors affecting companies in those sectors. For example, the values of securities of companies in the same sector may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market or political developments specific to the particular sector or sectors.
Liquidity risk
— Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A Series' investments in illiquid securities may reduce the returns of that Series because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Large redemption risk
— Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of a Series’ shares. Redemptions by these institutions or individuals in a Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force a Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
Defensive Investing
The Series may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. During such times, the Series may invest up to 100% of its assets in cash, cash equivalents or other high quality short-term investments. If the Series takes a temporary defensive position, it may be unable to achieve its investment goal.
Investment Strategy and Goal
The investment strategy of the Series is to invest, under normal circumstances, at least 80% of its assets in equity securities. The Series will notify its shareholders at least sixty days prior to any change in its investment strategy.
The Series’ Board of Directors may change the Series’ investment goal of providing long-term growth of capital without obtaining the approval of the Series’ shareholders. If there is a material change in the Series’ investment goal, shareholders will be notified thirty days prior to any such change and will be advised to consider whether the Series remains an appropriate investment in light of their then current financial position and needs. The Series may not succeed in achieving its goal.
Management
The Advisor
The Series’ advisor is Manning & Napier Advisors, LLC, 290 Woodcliff Drive, Fairport, New York 14450 (“Manning & Napier” or the “Advisor”). Manning & Napier is registered as an investment advisor with the SEC. The Advisor has claimed an exclusion from the definition of the term “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) with respect to the Series. Therefore, the Series is not subject to registration or regulation under the CEA.
As of December 31, 2020, Manning & Napier managed $20.1 billion for individual and institutional investors. The Advisor is responsible for the day-to-day portfolio management of the Series and generally oversees the Series’ overall business affairs, service providers and officers.
Portfolio Managers
The Series’ Portfolio Management Team is jointly and primarily responsible for managing the Series’ portfolio. The following investment professionals serve on the Series’ Portfolio Management Team.
Christian A. Andreach, CFA
®
, Co-Head of Global Equities, Senior Analyst/Managing Director of Consumer Group, Head of U.S. Equity Core Team
Joined the Advisor in 1999. Senior Analyst since 1999. Managing Director since 2002. Co-Head of Global Equities since 2010. Head of U.S. Equity Core Team since 2015. Member of Senior Research Group and Global Core Team since 2002. Member of the Series' Portfolio Management Team since 2002.
Ebrahim Busheri, CFA
®
, Director of Investments
Joined the Advisor in 2011. Director of Investments since 2015. Previous positions held with the Advisor: Senior Analyst, Emerging Growth Group, 2011 – 2015; Managing Director, Emerging Growth Group, 2012 – 2015. Previously worked for Manning & Napier from 1988 to 2001 in multiple capacities including the Co-Director of Research and the Managing Director of the Technology and Consumer Groups. Member of the Series' Portfolio Management Team since 2012.

Marc Tommasi, Co-Head of Global Equities, Senior Analyst/Chief Investment Strategist, Head of Non-U.S. Equity Core Team, Managing Director of Global Strategies Group
Joined the Advisor in 1986. Senior Analyst since 1988. Co-Head of Global Equities since 2015. Chief Investment Strategist since 2016. Head of Non-U.S. Equity Core Team since 2015. Managing Director of Global Strategies Group since 2019 and from 1992 – 2015. Previous positions held in the last five years: Co-Chief Investment Strategist, 2015 – 2016. Member of the Series' Portfolio Management Team since 2019.
Jay M. Welles, CFA
®
, Senior Analyst/Managing Director of Technology Group
Joined the Advisor in 2000. Senior Analyst since 2004. Managing Director since 2015. Member of the Series' Portfolio Management Team since 2015.
The Statement of Additional Information (SAI) contains additional information about the Series’ management team, including the structure of their compensation, their role in managing other accounts, and their ownership of securities in the Series.
Discretionary Investment Accounts
The Advisor and its affiliates may use the Series within discretionary investment accounts. From time to time, these discretionary accounts may hold a substantial portion of the outstanding shares of the Series, and transactions in shares of the Series for such accounts may have an impact upon the size and operations of the Series. For instance, transactions in shares of the Series for these accounts may cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect fund performance and increase the likelihood of capital gain distributions. In addition, the Series’ assets may be significantly less during times when these discretionary accounts are not invested in the Series, which would cause the Series’ remaining shareholders to bear greater portions of the Series’ fixed operating expenses, subject to any fee waiver then in effect.
Management Fees
In return for the services it provides to the Series, the Advisor receives an annual management fee of 0.75% of the Series’ average daily net assets, which is computed daily and payable monthly by the Series. The Advisor has contractually agreed to waive the management fee for the Class W shares. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit total direct annual fund operating expenses, exclusive of the Shareholder Services Fee (as defined below) and waived Class W management fees (collectively, “excluded expenses”), to 0.80% of the average daily net assets of the Class S shares and 0.05% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment. Due to fee waivers and expense reimbursements, the Advisor received a management fee of 0.49% for the Series for the fiscal year ended October 31, 2020.
A discussion regarding the basis for the Board of Directors’ approval of the Series’ investment advisory agreement is available in the Series’ annual report dated October 31, 2020, which covers the period November 1, 2019 through October 31, 2020.
The Distributor
The Class S and Class W shares of the Series are offered on a continuous basis through the Fund’s principal underwriter, Manning & Napier Investor Services, Inc. (the Distributor).
Payments to Broker-Dealers and Other Financial Intermediaries
Shareholder Services Fees
Class S shares of the Series are subject to a shareholder services fee (the “Shareholder Services Fee”) in the amount of 0.25% of the Class’s average daily net assets, in accordance with a shareholder services plan adopted by the Fund’s Board of Directors. The Shareholder Services Fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of Class S shares of the Series. The Shareholder Services Fee paid to a particular financial intermediary is calculated at the annual rate set forth above and is based on the average daily NAV of the Class S shares owned by the shareholders holding shares through such financial intermediary.
Class W shares of the Series are not subject to a Shareholder Services Fee.
Payments by the Advisor and/or its Affiliates
The Advisor may use its own resources to engage in activities that may promote the sale of the Series’ shares, including payments, or other forms of incentives such as discounted fees for products or services of affiliates, to third parties who provide services such as shareholder servicing, marketing support, and distribution assistance to the Series. These fees or other incentives are in addition to any Shareholder Services Fee payable under the shareholder services plan of the Fund. The level of payments made to financial intermediaries may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Series attributable to the financial intermediary, the particular type of Series, or other measures as agreed to in writing by the Advisor, the Distributor and/or their affiliates and the financial intermediaries or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time and may be different for different financial intermediaries based on, for example, the nature of the services provided by the financial intermediary.
The Advisor may also, from its own resources, defray or absorb costs relating to distribution, including compensation of employees who are involved in distribution. These payments or discounts may be substantial but are paid or discounted by the Advisor or its affiliates, not by a Series or its shareholders. Such payments may provide an incentive for the financial intermediary to make shares of a Series available to its customers and may allow a Series greater access to the financial intermediary’s customers, and may create a conflict of interest by influencing the financial intermediary to recommend a Series over another investment.
Choosing a Share Class
The Series offers two classes of shares: Class S and Class W shares. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Class S and Class W shares. Contact your financial intermediary or the Fund for more information about the Series’ share classes and how to choose among them.
CLASS NAME	ELIGIBLE INVESTORS	INVESTMENT MINIMUMS	SHAREHOLDER SERVICES FEE
Class S	Individual or institutional investors; employee benefit plans, such as defined benefit plans, defined contribution plans, and 401(k) plans; and certain financial intermediaries.	Initial – $2,000 Minimum Balance Requirement $1,000	0.25%
Class W	Discretionary investment accounts and other funds managed by the Advisor.	Initial – None Minimum Balance Requirement None	None
The minimum initial investment and minimum balance requirements for Class S shares are waived for certain qualified retirement plans, discretionary investment accounts of the Advisor, and participants in an automatic investment program who invest at least $1,000 in a 12-month period. The Fund reserves the right to change or waive a Class’s investment minimums in its sole discretion.
Class S shares are available for direct investment from the Fund or through certain financial intermediaries that have entered into an agreement with the Fund’s Distributor. Financial intermediaries include financial planners, investment advisors, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you are purchasing your shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.
If you purchase your shares through an intermediary, your financial intermediary may impose different or additional conditions than the Series on purchases, redemptions and exchanges of shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, and trading restrictions. Your financial intermediary may independently establish and charge you fees, which may include commissions, transaction fees and account fees in addition to the fees charged by the Series. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your financial intermediary directly for information regarding these conditions and fees. The Series is not responsible for the failure of your financial intermediary to carry out its responsibilities.
The Fund reserves the right to determine which potential investors qualify as eligible investors for each share class. Shares of a class held by a non-eligible investor are subject to involuntary redemption by the Fund.
If your account no longer meets the minimum balance requirement for a share class, the Fund may automatically redeem your shares. The Fund will notify you in writing before any mandatory redemption occurs.

How to Buy, Exchange, and Redeem Shares
Actions by Authorized Representative
Shareholders who establish an account directly with the Fund through a financial intermediary have authorized the registered representative of such intermediary indicated on the account application or subsequent documentation to perform transactions in the Series’ shares and certain account maintenances on behalf of the shareholders.
Discretionary Investment Accounts
For discretionary investment account clients of the Advisor or its affiliates, investment decisions pertaining to purchases and sales of Fund shares are made at the Advisor’s discretion.
All orders to purchase and redeem shares on behalf of discretionary investment account clients of the Advisor and its affiliates will be processed at the NAV next determined after receipt by the transfer agent of a duly completed purchase or redemption order transmitted by the Advisor to the transfer agent. There is no minimum initial investment for discretionary investment account clients.
The instructions provided below apply to all other investors.
How to Obtain Forms
You can obtain the forms referenced in the following sections by going to the Fund’s website at www.manning-napier.com/fundapps or by calling 1-800-466-3863.
How to Buy Shares
Shareholders holding shares through a financial intermediary should contact their intermediary to learn how to place orders to buy shares. Shareholders holding shares directly with the Fund may purchase shares directly from the Fund, as described below.
The initial minimum investment for the Series’ Class S shares is $2,000. The minimum initial investment of Class S shares is waived for certain qualified retirement plans, discretionary investment accounts of the Advisor, and participants in an automatic investment program who invest at least $1,000 in a 12-month period. There is no minimum initial investment for the Series’ Class W shares. Employees, officers and directors of the Advisor or its affiliates, and immediate family members of such persons, are not subject to any minimum initial investment in the Series.
The Fund reserves the right to change or waive the Series’ investment minimums in its sole discretion. The Fund also reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders. The Fund does not generally accept investments by non-U.S. persons or certain
U.S. persons living outside the U.S. Such persons may be permitted to invest in the Fund under certain limited circumstances.
Check Acceptance Policy
The Fund reserves the right to reject certain forms of payment for share purchases. Investments that are received in an unacceptable form will be returned. The Fund maintains a check acceptance policy for share purchases. Checks must be made payable to the Manning & Napier Fund, Inc. and must be in U.S. dollars. The Fund will not accept cash, third party checks, starter checks, travelers checks, credit card checks or money orders.
Customer Identification Policy
Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Fund’s Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. Please review your account application for additional information.
The Fund will not accept a P.O. Box as a primary address. A physical address must be used. A P.O. Box may be used as a mailing address only.
By Mail
Opening an account
•	Send a check payable to Manning & Napier Fund, Inc., with the completed original account application.
The address is:
Manning & Napier Fund, Inc.
P.O. Box 9845
Providence, RI 02940-8045
•	To request an account application, refer to the section How to Obtain Forms .
Adding to an account
•	Send a check payable to Manning & Napier Fund, Inc. and a letter of instruction with the name of the Series and share class to be purchased and the account name and number to the above address.
By Wire
Opening or adding to an account
•	After the Fund has received your completed account application, you may wire funds to open or add shares to your account. Before sending a wire, call
1-800-466-3863 for wire instructions. Wire instructions are also available at www.manning-napier.com/fundapps under the General Forms section. Refer to the “Delivery Instructions.”

By Telephone
Adding to an Account
•	You may use the Telephone Purchase feature to add to an existing account. To use this service, call
1-800-466-3863 to request a debit from your pre-authorized checking account. Your bank must be a member of the Automated Clearing House (ACH) to use this feature. Any purchases made through this feature will be posted to your account at the NAV calculated when your purchase request is determined to be in good order (generally on the next business day after your call that both the NYSE and banks are open).
Through the Internet
Adding to an Account
•	If you are a registered user of the Fund’s website, you may use the Internet to add to an existing account by requesting a debit from your bank account. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, then click on “Mutual Fund” to be directed to the secure sign-in screen. Once logged in, click on the “Trading” tab and follow the prompts. Any purchases made through this feature will be posted to your account at the NAV calculated when your purchase request is determined to be in good order (generally on the next business day after your order that both the NYSE and banks are open).
Automatic Investment Plan
You may participate in the Automatic Investment Plan by completing the applicable section of the account application (for new accounts) or by completing the appropriate section of the form titled “Account Maintenance Form – Financial EFT Bank Change” (for existing accounts). Through the plan, you can authorize transfers of a specified amount from your bank account into the Series on a regular basis. The minimum amount of each investment is $25. If you have insufficient funds in your account to complete a transfer, your bank may charge you a fee. To request an account application or form, refer to the section
How to Obtain Forms
.
How to Exchange Shares
Subject to the conditions discussed in the “Excessive Trading” section below, shareholders may exchange shares of the Series for a class of shares of any other Series of the Fund currently available for investment if the registration of both accounts is identical and the exchange order and shareholder meet the minimum investment and other requirements for the Series and class into which they are exchanging. Please read the prospectus of the Series into which you wish to exchange prior to requesting the exchange. The Fund may alter, limit or suspend its exchange privilege on 60 days’ notice.
The Fund’s exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. For more information about the Fund’s policy on excessive trading, see “Excessive Trading.”
An exchange involves a redemption of shares surrendered in the exchange, and therefore it may cause the shareholder to realize a gain that may be subject to income tax. However, an exchange between share classes in the same Series is not reported as a taxable sale.
Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place orders to exchange shares. Shareholders holding shares directly with the Fund may exchange shares directly with the Fund, as described below.
By Mail
•	Send a letter of instruction or a completed “Fund Exchange Request Form” to Manning & Napier Fund, Inc., at the address found in the section
How To Buy, Exchange and Redeem Shares — Opening An Account
, signed by each registered account owner, exactly as your names appear on the account registration.
•	Provide the name of the current Series and class of shares, the Series and class of shares to exchange into, and the dollar amount to be exchanged.
•	Provide the account number.
By Telephone
•	Unless you have declined telephone privileges, call the Fund at 1-800-466-3863.
•	Provide the name of the current Series and class of shares, the Series and class of shares to exchange into, and the dollar amount to be exchanged.
•	Provide the account number.
•	We will ask for identification, and all telephone calls are recorded.
Through the Internet
•	If you are a registered user of the Fund’s website, you may use the Internet to exchange shares between Series. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, then click on “Mutual Fund” to be directed to the secure sign-in screen. Once logged in, click on the “Trading” tab and follow the prompts. Any exchanges made through this feature prior to the close of trading on the NYSE on a business day will be posted to your account at the NAV calculated on that day.
How to Redeem Shares
The Fund typically expects to pay out redemption proceeds to redeeming shareholders within one business day following receipt of shareholder redemption requests. The Fund may, however, postpone payment of redemption proceeds for up to seven days. In addition, the Fund may suspend redemptions or postpone payment of redemption proceeds for longer than seven days when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 10 days from your date of purchase).
The Fund may sell portfolio assets, hold cash or cash equivalents, draw on a line of credit, use short-term borrowings from its custodian, and/or redeem shares in-kind (as described below), as necessary, to meet redemption requests.
A Medallion Signature Guarantee may be required for certain redemption requests, such as redemption requests over $100,000 sent to an address other than a pre-designated bank account. Likewise, certain types of account maintenance, such as address changes, result in a thirty calendar day hold on your account during which any redemption requests via check to the new address must include a Medallion Guarantee.
Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place orders to redeem shares. Shareholders holding shares directly with the Fund may place redemption orders directly with the Fund, as described below.
By Mail
•	Complete the applicable form or send a letter of instruction to Manning & Napier Fund, Inc., at the address found in the section
How To Buy, Exchange and Redeem Shares — Opening
An Account
, signed by each registered account owner, exactly as your names appear in the account registration.
•	Provide the name of the Series, the class of shares, and the number of shares or dollar amount to be sold.
•	Provide the account number.
•	To obtain a form, refer to the section How to Obtain Forms .
•	Additional documentation, including Medallion Guarantees, may be required (call the Fund for details).
By Telephone
•	Unless you have declined telephone privileges, call us at 1-800-466-3863.
•	Provide the name of the Series, the class of shares, and the number of shares or dollar amount to be sold.
•	Provide the account number.
•	We will ask for identification, and all telephone calls are recorded.
•	Redemption proceeds from sales requested by telephone will be sent only to an address that has been on file with us for at least 30 days or a pre-designated bank account.
•	Amounts over $100,000 may only be sent to a pre-designated bank account.
Through the Internet
•	If you are a registered user of the Fund’s website, you may use the Internet to redeem shares from your account. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, then click on “Mutual Fund” to be directed to the secure sign-in screen. Once logged in, click on the “Trading” tab and follow the prompts. Proceeds from redemptions requested over the Internet will be sent only to an address that has been on file with us for at least 30 days or a pre-designated bank account. Amounts over $100,000 may only be sent to a pre-designated bank account. Any redemptions made through this feature prior to the close of trading on the NYSE on a business day will be posted to your account at the NAV calculated on that day.
Investment and Account Information
More About Purchases, Exchanges, and Redemptions
All orders to purchase, exchange, or redeem shares must be sent to the transfer agent at the address found in the section
How To Buy and Redeem Shares - Opening An Account
or to an authorized financial intermediary.
Transaction requests received in good order (i.e., with all required information, and, as relevant, signatures, documentation and upon verification by the Fund (or its agent) of ACH information) before the close of regular trading on the NYSE on a business day will be executed at that day’s share price. The close of regular trading is typically 4:00 p.m. Eastern time, although it may be earlier. Transaction requests received in good order after the close of regular trading will be processed at the NAV next determined after receipt. The Fund is open for business each day the NYSE is open. All orders must include the required documentation and signatures, and all purchase orders must be accompanied by proper payment.

The Fund has authorized a number of financial intermediaries to accept purchase and redemption orders on its behalf, and those intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Orders placed with an authorized financial intermediary will be processed at the share price of the Series next computed after they are received in good order by the financial intermediary or its designee. Accordingly, for you to receive the current business day’s share price, your order must be received by an authorized financial intermediary or its designee in good order before the close of regular trading on the NYSE. Your financial intermediary is responsible for transmitting requests and delivering funds to the Series on a timely basis.
The Series’ distributor imposes no sales charge on purchases and redemptions of shares of the Series. However, your financial intermediary may charge you a transaction fee on purchases and redemptions.
Excessive Trading
The Series is intended for long-term investment purposes only. Do not invest in the Fund if you are a market timer. The Fund’s Board of Directors has adopted policies and procedures designed to detect and deter “market timing” or other types of excessive short-term trading by shareholders. Excessive trading into and out of the Series may present risks to the Series’ long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Series’ investment strategies, triggering the recognition of taxable gains and losses on the sale of the Series’ investments, requiring the Series to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. In addition, the Fund may, in its sole discretion, reject or limit purchase orders (including purchases by exchange) by an investor or group of investors for any reason without prior notice, including when it believes in its sole discretion that the trading activity in the account(s) would be detrimental to the Series. For purposes of applying these policies, the Fund and its service providers may consider the trading history of accounts under common ownership or control.
Shareholders may make up to 2 “round trips” during any 90 day period. A “round trip” is defined as a purchase or exchange into a Series followed by a redemption or exchange out of the same Series. After the second “round trip”, the Fund may block for a period of 90 days additional purchases and exchange purchases into the Fund from your account or any account with the same tax identification number or broker identification number.
The following types of transactions will be exempted from these procedures:
•	Transactions under certain monetary thresholds that have been determined by the Fund, in its sole discretion, not to be harmful or disruptive to the Series
•	Systematic withdrawals
•	Automatic investments (including investments made by payroll deduction)
•	Mandatory distributions from IRAs and retirement plans
•	IRA transfers and rollovers
•	Roth IRA conversions and re-characterizations
•	Reinvestments of dividends and capital gains
The Fund’s ability to monitor trades that are placed by individual shareholders through omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that the Fund does not have direct access to the underlying shareholder account information. However, the Fund and/or its service providers monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. The Fund and/or its service providers have entered into agreements with such financial intermediaries that require the financial intermediaries to provide the Fund and/or its service providers with certain shareholder transaction information to enable the Fund and/or its service providers to review the trading activity in the omnibus accounts. If excessive trading is identified in an omnibus account, the Fund will work with the financial intermediary to restrict trading by the shareholder and may require the financial intermediary to prohibit the shareholder from future purchases or exchanges into the Series. Transactions placed by shareholders through financial intermediaries in violation of the Fund’s excessive trading policy may be cancelled or the shares purchased may be redeemed by the Fund.
The Fund may also defer to a financial intermediary’s frequent trading policies with respect to those shareholders who invest in a Series through such intermediary. The Fund will defer to an intermediary’s policies only after the Fund determines that the intermediary’s frequent trading policies adequately protect Series shareholders. Transactions by Series shareholders investing through such intermediaries will be subject to the restrictions of the intermediary’s frequent trading policies, which may differ from those of the Fund. Shareholders who invest through financial intermediaries should consult with their intermediaries to determine the frequent trading restrictions that apply to their Series transactions.
The Fund and its service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this prospectus and approved by the Fund’s Board of Directors.

Despite these efforts, however, the Fund and its service providers may not be able to detect or prevent all instances of short-term trading in the Series, and, as a result, frequent trading could adversely affect the Series and its long-term shareholders as discussed above. For example, certain investors who engage in market timing and other short-term trading activities may employ a variety of techniques to avoid detection. Further, the detection of frequent trading patterns and the blocking of further trading are inherently subjective and therefore involve some selectivity in their application. The Fund and its service providers, however, seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Series’ long-term shareholders.
The Fund may amend these policies and procedures in response to changing regulatory requirements or to enhance their effectiveness.
Telephone and Internet Transactions
We will employ steps reasonably designed to ensure that purchase, exchange, or redemption orders placed by telephone or through the Internet are genuine, which may include recording telephone calls and requesting personally identifiable information prior to acting upon instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. We are not responsible for any losses that may occur as long as we follow procedures reasonably designed to prevent fraudulent orders. Interruptions in service may mean that a shareholder will be unable to effect a telephone or Internet order when desired. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.
Accounts with Low Balances
Discretionary Investment Clients — The Fund does not impose a minimum balance requirement for discretionary investment accounts managed by the Advisor or its affiliates.
Other Shareholders — If your account falls below the minimum balance requirement for your share class (see table above) due to the redemption of shares, the Fund may ask you to bring your account up to the minimum requirement. If your account is still below the minimum balance requirement after 60 days, the Fund may redeem your shares and send you the redemption proceeds.
Inactive Accounts
Each state has rules governing the definition and treatment of unclaimed property. Triggers include inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable, also known as “RPO”), or a combination of both inactivity and RPO. Once property is flagged as unclaimed, an attempt is made to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.
Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder's account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder's location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative. A completed designation form may be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder's financial intermediary (if shares are not held directly with the Fund).
For more information on unclaimed property and how to maintain an active account, please call us at 1-800-466-3863.
In-Kind Purchases and Redemptions
Securities you own may be used to purchase shares of the Series. The Advisor will determine if acquiring the securities is consistent with the Series’ goals and policies. If accepted, the securities will be valued the same way the Series values securities it already owns.
The Fund may make payment for shares redeemed in part by giving you portfolio securities. As a redeeming shareholder, you will pay transaction costs to dispose of these securities. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities until they are sold.
An in-kind distribution of portfolio securities could include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause you to realize losses on the security if the security is sold at a price lower than that at which it had been valued.
Medallion Guarantees and Notary Stamps
Financial transactions:
A Medallion Guarantee may be required for certain redemption requests, account transfers and other types of financial transactions. A Medallion Guarantee is a type of signature guarantee that can be obtained from most brokers, banks, savings institutions or credit unions. A Medallion Guarantee is a formal certification offered by firms participating in the Medallion Stamp Program that guarantees a signature is original and authentic.

Non-financial transactions:
Although the Fund will accept a Medallion Guarantee for non-financial transactions, such as changing banking instructions, the Fund will also accept a notary stamp for non-financial transactions. A notary stamp can be obtained from a Notary Public, which is an official appointed by state government to serve the public as an impartial witness in performing a variety of official fraud deterrent acts related to the signing of important documents.
Please contact the Fund at 1-800-466-3863 for more information.
Valuation of Shares
The Series offers its shares at the NAV per share of the Series. The Series calculates its NAV once daily as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) on each day the exchange is open. If the exchange closes early, the Series will accelerate the calculation of its NAV and transaction deadlines to that time.
The Series generally values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. If market prices are not readily available or the Advisor reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the close of the relevant market, the Series will price those securities at fair value as determined in good faith using methods approved by the Board of Directors. The Series’ determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Series assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.
Although the Series’ stock holdings consist primarily of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Series would price these securities at fair value – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Series calculated its NAV.
Communicating with the Manning & Napier Fund
By Phone: You can reach us at 1-800-466-3863 business days from 8:00 a.m. to 6:00 p.m. Eastern time. Telephone calls may be recorded.
By Mail:
Manning & Napier Fund, Inc.
P.O. Box 9845
Providence, RI 02940-8045
By Overnight Mail:
Manning & Napier Fund, Inc.
4400 Computer Drive
Westborough, MA 01584
Automated account information: You can obtain automated account information, such as share prices and account balances, 24 hours a day, 7 days a week, by calling
1-800-466-3863 or by logging into your account at www.manning-napier.com.
Disclosure of the Series’ Portfolio Holdings
The Series discloses its complete portfolio holdings in each Annual and Semi-Annual Report and, following the first and third fiscal quarters, in a quarterly holdings report filed with the Securities and Exchange Commission (SEC) as exhibits to Form N-PORT. Annual and Semi-Annual Reports are distributed to Series shareholders, and the most recent Reports are available on the Fund’s website at www.manning-napier.com. Quarterly holdings reports filed with the SEC are not distributed to Series shareholders, but are available, free of charge, on the EDGAR Database on the SEC’s website, www.sec.gov. In addition, the Series’ month-end and quarter-end complete portfolio holdings are available on the Fund’s website. This information is provided with a lag of at least eight days. Portfolio holdings information will be available on the website at least until it is superseded by a quarterly portfolio holdings report distributed to shareholders (with respect to Annual and Semi-Annual Reports) or filed with the SEC (with respect to an exhibit to Form N-PORT). The Series may also disclose certain commentary and analytical, statistical, performance or similar information relating to the Series or its portfolio holdings to third parties if such disclosure is deemed to be for a legitimate business purpose and the information is deemed to be non-material. A description of the Fund’s policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI.
Dividends, Distributions, and Taxes
Dividends and Distributions
The Series generally:
•	Pays dividends once a year, in December.
•	Makes capital gains distributions, if any, once a year, typically in December.
The Series may pay additional distributions and dividends at other times if necessary for the Series to avoid incurring a federal tax.
Unless you have instructed the Fund otherwise, capital gain distributions and dividends are reinvested in additional shares of the same Series and Class that you hold. Alternatively, you can instruct the Fund in writing or by telephone to have your capital gains and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent after the record date will not be effective until the next distribution or dividend is made. If you have elected to receive your distributions by check, all capital gain distributions and dividends less than $10 will be reinvested. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
Taxes
Dividends are paid from income earned on the Series’ portfolio holdings as well as from interest on its cash investments. Distributions of capital gain will be treated as long-term or short-term gain depending on how long the Series held the securities sold, without regard to how long you have owned your shares of the Series. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or other retirement account, you generally will not be subject to federal taxation on Series distributions; however, distributions from tax-deferred arrangements are generally subject to federal taxation.
TRANSACTION	FEDERAL TAX STATUS
Redemption or exchange of shares	Usually taxable as capital gain or loss; long-term only if shares owned more than one year
Long-term capital gain distributions	Taxable as long-term capital gain
Short-term capital gain distributions	Generally taxable as ordinary income
Dividends	Taxable as ordinary income unless they qualify for treatment as qualified dividend income
Distributions of investment income reported by the Series as derived from qualified dividend income may qualify to be taxed to non-corporate shareholders at the lower rate applicable to long-term capital gains, which is currently set at a maximum rate of 20% (lower rates apply to individuals in lower tax brackets). Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations.
If you are a taxable investor, you may want to avoid buying shares when the Series is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.
When you sell or redeem your Series shares, you will generally realize a capital gain or loss for federal and state tax purposes.
For tax purposes, an exchange of your shares for shares of another Series is treated the same as a sale. An exchange between share classes in the same Series is not reported as a taxable sale.
After the end of each year, the Series will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. In calculating your gain or loss on any sale of shares, note that your tax basis in your shares is increased by the amounts of dividends and distributions that you have reinvested in the Series. If you have owned your shares of the Series for more than one year, any net long-term capital gains from the sale of shares will generally qualify for the reduced rates of federal income taxation on long-term capital gains for non-corporate shareholders. Dividends and distributions are taxable as described above whether received in cash or reinvested.
The Series is required to report to you and the Internal Revenue Service annually on Form 1099-B the gross proceeds of Series shares you sell or redeem and also the cost basis for shares. Cost basis will be calculated using the Series’ default method of average cost, unless you instruct the Series to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Series and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held through a financial intermediary (such as a financial advisor or broker), please contact the financial intermediary with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.
If the Series’ distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be re-characterized as a return of capital to shareholders. A return of capital distribution will not be taxable to the extent of a shareholder’s adjusted basis but will reduce such basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. To the extent a return of capital distribution exceeds a shareholder’s adjusted basis, the distribution will be treated as gain from the sale of shares.
U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares).
If you do not provide the Series with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding of 24% of your distributions, dividends and redemption proceeds.

This discussion is for general information only and is not tax advice. You should consult your own tax advisor regarding your particular circumstances, and about any federal, state, local and foreign tax consequences before making an investment in the Series. Additional information about the tax consequences of investing in the Series may be found in the SAI.

Financial Highlights
The financial highlights tables are intended to help you understand the Series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned, or lost, on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Series’ financial statements, is included in the Series’ annual report, which is available upon request.
	FOR THE YEAR ENDED
Equity Series - Class S*	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$13.89	$14.28	$14.27	$12.20	$16.62
Income from investment operations:
Net investment income (loss) 1	0.01	0.02	(0.02)	0.01	(0.07)
Net realized and unrealized gain (loss) on investments	1.81	1.86	1.07	2.63	0.64
Total from investment operations	1.82	1.88	1.05	2.64	0.57
Less distributions to shareholders:
From net investment income	(0.03)	(0.01)	—	—	(0.00) 2
From net realized gain on investments	(1.36)	(2.26)	(1.04)	(0.57)	(4.99)
Total distributions to shareholders	(1.39)	(2.27)	(1.04)	(0.57)	(4.99)
Net asset value - End of year	$14.32	$13.89	$14.28	$14.27	$12.20
Net assets - End of year (000’s omitted)	$59,789	$63,701	$69,562	$83,355	$98,470
Total return 3	14.00% 4	16.88%	7.67%	22.68% 5	6.16%
Ratios (to average net assets)/Supplemental Data:
Expenses**	1.05%	1.05%	1.05%	1.05%	1.05%
Net investment income (loss)	0.04%	0.12%	(0.17%)	0.10%	(0.55%)
Series portfolio turnover	49%	48%	45%	71%	40%

*Effective March 1, 2017, Class A shares of the Series have been designated as Class S shares.
**The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	0.26%	0.24%	0.17%	0.15%	0.09%
1	Calculated based on average shares outstanding during the years.
2	Less than $(0.01).
3	Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.
4	Includes litigation proceeds. Excluding this amount, the Class’ total return is 13.76%.
5	Includes litigation proceeds. Excluding this amount, the Class’ total return is 21.48%.

Equity Series - Class W	FOR THE YEAR ENDED 10/31/20	FOR THE PERIOD 3/1/19 1 to 10/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$13.98	$12.53
Income from investment operations:
Net investment income 2	0.14	0.09
Net realized and unrealized gain (loss) on investments	1.82	1.36
Total from investment operations	1.96	1.45
Less distributions to shareholders:
From net investment income	(0.16)	—
From net realized gain on investments	(1.36)	—
Total distributions to shareholders	(1.52)	—
Net asset value - End of period	$14.42	$13.98
Net assets - End of period (000’s omitted)	$358	$369
Total return 3	15.15% 4	11.57%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%	0.05% 5
Net investment income	1.03%	1.04% 5
Series portfolio turnover	49%	48%
*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:	1.01%	1.00% 5
1	Commencement of operations.
2	Calculated based on average shares outstanding during the periods.
3	Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.
4	Includes litigation proceeds. Excluding this amount, the Class’ total return is 14.99%.
5	Annualized.

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Manning & Napier Fund, Inc.

Equity Series – Class S & Class W Shares
Shareholder Reports and the Statement of
Additional Information (SAI)
Annual and semi-annual reports to shareholders provide additional information about the Series’ investments. These reports discuss the market conditions and investment strategies that significantly affected the Series’ performance during its last fiscal year. The SAI provides more detailed information about the Series. It is incorporated by reference into this prospectus, making it legally part of the prospectus.
How to Obtain the Shareholder Reports,
SAI, and Additional Information
•	You may obtain shareholder reports and the SAI or other information about the Series without charge, by calling 1-800-466-3863 or sending written requests to Manning & Napier Fund, Inc., P.O. Box 805, Fairport, New York 14450. Note that this address should not be used for transaction requests. These documents are also available at www.manning-napier.com.
•	Shareholder reports, the prospectus, the SAI and other information about the Series are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by sending an email request to publicinfo@sec.gov.
Shareholder Mailings
The Fund may send only one copy of the Series’ prospectus and annual and semi-annual reports to certain shareholders residing at the same “household” for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your “householding” option, please call 1-800-466-3863 or contact your financial intermediary.
The Fund also offers electronic delivery of certain documents. Direct shareholders can elect to receive shareholder reports, prospectus updates, and statements via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website at www.manning-napier.com.
If someone makes a statement about the Series that is not in this prospectus, you should not rely upon that information. Neither the Series nor its distributor is offering to sell shares of the Series to any person to whom the Series may not lawfully sell its shares.
Investment Company Act File No. 811-04087
EXEYX03/01/2021